UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number Two)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 6, 2017 (January 26, 2017)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment Number Two) amends the Current Report on Form 8-K filed by Value Exchange International, Inc. (“Company”) with the Securities and Exchange Commission on 27 January 2017 to report the Company signing of the 25 January 2017 the Stock Purchase Agreement, dated January 23, 2017, by and among the Company, Value Exchange Int’l. Ltd., a Hong Kong SAR company and wholly owned subsidiary of the Company, TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock. This Current Report on Form 8-K/A (Amendment Number Two) files as exhibits hereto the financial statements required for said acquisition.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The financial statements required by this Item, with respect to the stock acquisition described above are filed herewith.

(b) Pro Forma Financial Information. The pro forma financial information required by this Item, with respect to the stock acquisition described above is filed herewith.

(c) Shell Company Transaction. Not applicable.

(d) Exhibits. The following exhibits are included with this report:

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

2.1

23 January 2017 Stock Purchase Agreement by and among Value Exchange International, Inc. (“Company”), TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Commission on 27 January 2017)

99.1

Audited Financial Statements of TapServices, Inc. for the fiscal years ended 2015 and 2016. *

99.2

Pro Forma Financial Statement of TapServices, Inc. and Value Exchange International, Inc. *

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2017

SINO Payments, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

2.1

23 January 2017 Stock Purchase Agreement by and among Value Exchange International, Inc. (“Company”), TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Commission on 27 January 2017)

99.1

Audited Financial Statements of TapServices, Inc. for the fiscal years ended 2015 and 2016. *

99.2

Pro Forma Financial Statement of TapServices, Inc. and Value Exchange International, Inc. *

* Filed herewith

3